Exhibit 10.1.4
Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 Revision 6 (NE)
SOW:     √    No
_Yes

Pursuant to Instruction 2 to Item 601 of Regulation S-K, NeuStar, Inc. has filed an agreement with the Northeast Carrier Acquisition Company, LLC, which is one of seven agreements that are substantially identical in all material respects other than the parties to the agreements. North American Portability Management, LLC succeeded to the interests of Northeast Carrier Acquisition Company, LLC and each of the other entities listed below. The following list identifies the other parties to the six agreements that have been omitted pursuant to Instruction 2 to Item 601:

•	LNP, LLC (Midwest)

•	Southwest Region Portability Company, LLC

•	Western Region Telephone Number Portability, LLC

•	Southeast Number Portability Administration Company, LLC

•	Mid-Atlantic Carrier Acquisition Company, LLC

•	West Coast Portability Services, LLC

AMENDED AND RESTATED
AMENDMENT
TO

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 Revision 6 (NE)
SOW:     √    No
_Yes

CONTRACTOR SERVICES AGREEMENT FOR NUMBER PORTABILITY ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM
FOR
LAW ENFORCEMENT AGENCY AND PUBLIC SAFETY ANSWERING POINT ACCESS

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 Revision 6 (NE)
SOW:     √    No
_Yes

AMENDED AND RESTATED
AMENDMENT
TO
CONTRACTOR SERVICES AGREEMENT FOR NUMBER PORTABILITY ADMINISTRATION CENTER/SERVICE MANAGEMENT SYSTEM
FOR
LAW ENFORCEMENT AGENCY AND PUBLIC SAFETY ANSWERING POINT ACCESS

1.	PARTIES
This Revision 6 to Amendment No. 53 (this “Amendment”) is entered into pursuant to Article 30 of, and upon execution shall be a part of, the Contractor Services Agreements for Number Portability Administration Center/Service Management System, as amended and in effect immediately prior to the Amendment Effective Date (each such agreement referred to individually as the “Master Agreement” and collectively as the “Master Agreements”), by and between NeuStar, Inc., a Delaware corporation (“Contractor”), and the North American Portability Management LLC, a Delaware limited liability company (the “Customer”), as the successor in interest to and on behalf of Northeast Carrier Acquisition Company, LLC (the “Subscribing Customer”).

2.	EFFECTIVENESS AND DEFINED TERMS
This Amendment amends and restates in its entirety Amendment No. 53, as previously amended and restated by Revision 5 thereto, and shall be effective as of the last date of execution below (the “Amendment Effective Date”), conditioned upon execution by Contractor and Customer on behalf of all the limited liability companies listed below for the separate United States Service Areas (the “Subscribing Customers”).

•	Mid-Atlantic Carrier Acquisition Company, LLC

•	LNP, LLC (Midwest)

•	Northeast Carrier Acquisition Company, LLC

•	Southeast Number Portability Administration Company, LLC

•	Southwest Region Portability Company, LLC

•	West Coast Portability Services, LLC

•	Western Region Telephone Number Portability, LLC
The number in the upper left-hand corner refers to this Statement of Work. Capitalized terms used herein without definition or which do not specifically reference another agreement shall have the meanings as defined in the Master Agreements.

3.	CONSIDERATION RECITAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 Revision 6 (NE)
SOW:     √    No
_Yes

In consideration of the terms and conditions set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Contractor and Customer agree as set forth in this Amendment.

4.	BACKGROUND
4.1    IVR under SOW 6
As a result of number portability, it is not possible to reliably identify the service provider responsible for a telephone number. However, this service provider information is essential to law enforcement agencies, entities performing public safety answering point (PSAP) functions in the performance of their official duties (and entities authorized or mandated to support either or both). As a result Contractor and Customer issued SOW 6, under which certain data about active ported or pooled numbers – the serving carrier’s SPID and name, and the appropriate security contact name and number for the service provider – are available from an Interactive Voice Response (“IVR”) system to Users and authorized law enforcement agencies and PSAP providers.
4.2    Request for Improved Access
Law enforcement agencies and PSAP providers approached Contractor and Customer to request a more efficient method of obtaining the same information available from the IVR under SOW 6. Therefore, Customer hereby consents to Contractor agreeing to provide to certain entities an electronic means of accessing the data already available from the IVR under SOW 6 without in any way affecting SOW 6.
4.3    Amendment No. 53
The Parties executed Amendment No. 53, effective June 1, 2006, to amend the Master Agreement to provide qualified law enforcement agencies access to certain portions of User Data to be used by them for lawful activities.
The Parties executed Revision 1 to Amendment No. 53, effective July 1, 2007, to grant PSAP providers authority to access the service provided under Amendment No. 53, and Revision 2 to Amendment No. 53, effective September 1, 2007, to provide for certain historical data to be made available as part of the service provided under Amendment No. 53.
A proposed Revision 3 to Amendment No. 53 for the introduction of a capability named Ported Event Notification Service was previously proposed, but was withdrawn by the Parties. A proposed Revision 4 to Amendment No. 53 for the modification of certain pricing provisions was previously proposed, but was withdrawn by the Parties.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 Revision 6 (NE)
SOW:     √    No
_Yes

The Parties executed Revision 5 to Amendment No 53, effective the 24th day of October, 2012, to modify Amendment No. 53 in three respects. First, in accordance with Section 10 of Amendment No. 70, effective January 28, 2009, it evidenced that such Amendment No. 70 amended the definition of LEAP Data Elements to add the AltSPID parameter under the Optional Data field. Second, it added the Last AltSPID parameter under the Optional Data field. Third, it added an “Authorized Supporting Organization” as a new category of Qualified Recipient.
This Revision 6 to Amendment No. 53 amends and restates Amendment No. 53 to clarify in Section 15.8(i)(iv) of the Master Agreement the standard for evaluating the reasonableness and accuracy of Contractor’s proposal for ensuring that Contractor’s continuing aggregate compensation thereunder satisfies Section 15.8(i).

5.	AUTHORIZATION FOR CONTRACTOR TO PROVIDE CERTAIN USER DATA TO QUALIFIED RECIPIENTS
The Master Agreement is hereby amended as of the Amendment Effective Date by the deletion of Section 15.8, originally introduced by Amendment No. 53, and replacing it in its entirety as follows:
15.8    Law Enforcement Agency and Public Safety Answering Point Entity Access
(a)    Scope. Notwithstanding the foregoing provisions of this Article 15, Contractor is authorized in accordance with this Section 15.8 to provide certain information, including User Data elements, to Law Enforcement Agencies, PSAP Providers, and Authorized Supporting Organizations (as those terms are defined in Section 15.8(h) below) including their authorized contractors and agents, making a request to Contractor for access to such information (as more fully described below) in writing and that satisfy the requirements and conditions set forth in this Section 15.8 (such Law Enforcement Agencies to be referred to herein as a “Qualified LEA”, such PSAP Providers to be referred to herein as “Qualified PSAP Provider”, such Authorized Supporting Organizations to be referred to herein as “Qualified Authorized Supporting Organization”, and collectively to be referred to as “Qualified Recipients”). The provision of the information identified below in Section 15.8(f)(i) to a Qualified Recipient pursuant to the requirements and conditions of this Section 15.8 shall be accomplished with the use of an LNP Enhanced Analytical Platform (“LEAP”) and referred to as the “LEAP Service.”
The LEAP Service contemplated hereunder is neither a Service, an Additional Service, nor an Enhancement, as those terms are defined in this Agreement.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 Revision 6 (NE)
SOW:     √    No
_Yes

Accordingly, and for all purposes of this Agreement, the LEAP Service shall not (1) be considered in the definition of or to constitute Services, NPAC/SMS services, or Additional Services under this Agreement, or to constitute access or use of Services, NPAC/SMS services or Additional Services under this Agreement, (2) be subject to the requirements and provisions of Article 13 of this Agreement, (3) be considered in the definition of or to constitute a User Enhancement or a Custom Enhancement under this Agreement. It is the intention of the Customer and the Contractor that the LEAP Service is allowable under this Agreement and the User Agreement in furtherance of law, rule, regulation or order of the Federal Communications Commission or other regulatory agencies having jurisdiction over the NPAC/SMS Service.
Nothing in this Section 15.8 shall affect or otherwise modify SOW 6, concerning the implementation and use of the NPAC SMS IVR system.
Customer and Contractor agree that Contractor will cease providing the LEAP Service upon the issuance of any valid order of the FCC, any other regulatory agency having jurisdiction over the NPAC/SMS service or any court of competent jurisdiction (a) determining that the LEAP Service is inconsistent with or in violation of applicable law or (b) enjoining the provision of the LEAP Service, and that, following any such order, Contractor shall not provide the LEAP Service unless or until such order is rescinded, overturned or modified to permit the provision of the LEAP Service by a final order of the relevant agency, court or a reviewing court.
(b)    LEAP Service Agreement. The LEAP Service shall be provided only to a Qualified Recipient, as determined in accordance with this Section 15.8, after execution and delivery of an agreement satisfying the requirements set forth in Section 15.8(f), in substantially the form of Exhibit P attached hereto and made a part hereof, and as it may be amended from time to time in accordance with or permitted by this Section 15.8 (the “LEAP Service Agreement”). Contractor shall have the right to amend or to change any provision of the LEAP Service Agreement which is not required under Section 15.8(f) and which is not otherwise in violation or breach of this Agreement, including this Section 15.8; provided, however, that Contractor shall provide Customer with at least thirty (30) days advance written notice of any such allowable change or revision to the LEAP Service Agreement; and provided, further, that changes or amendments to those provisions in the LEAP Service Agreement that are required under Section 15.8(f) may be

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 Revision 6 (NE)
SOW:     √    No
_Yes

made and shall only be effective upon the advance written agreement of Customer and the Contractor.
In consideration for providing the LEAP Service in accordance with the LEAP Service Agreement and this Section 15.8, Contractor shall be compensated directly and exclusively from each respective Qualified Recipient in accordance with Section 15.8(i). Customer shall not unreasonably withhold consent to Contractor requests for the use of alternative versions of the LEAP Service Agreement for differently situated Qualified Recipients, so long as those agreements otherwise comply with the requirements of this Section 15.8.
(c)    Relationship to NPAC/SMS Services. Contractor and Customer expressly agree and acknowledge that the LEAP Service shall be offered only so long as it does not adversely affect the operation and performance of the NPAC/SMS and the delivery of Services pursuant to this Agreement, and accordingly, the provision of Services under the terms and conditions of this Agreement, other than this Section 15.8, shall take priority to the provision of the LEAP Service. Further, in addition to causes for termination of this Agreement set forth in this Agreement and the User Agreement, the provision of the LEAP Service and all LEAP Service Agreements may be terminated upon the occurrence of those events set forth in Section 15.7(l). If Contractor establishes a LEAP Service help desk, the telephone number for such help desk shall be different from any current telephone number for a NPAC/SMS help desk. The costs of any such LEAP Service help desk shall be eligible for inclusion as “Costs” under Section 15.8(i)(ii).
(d) Liability. Contractor shall defend, indemnify and hold harmless Customer, its members and their officers, directors, employees, and agents and their successors and assigns against and from any and all losses, liabilities, suits, damages, claims, demands, and expenses (including, without limitation, reasonable attorneys' fees) included in a settlement (between Contractor and a Third Party) of such suits, claims or demands, or awarded to a Third Party by a court or appropriate administrative agency of competent jurisdiction, including, without limitation, those based on contract or tort arising out of or in conjunction with, but only to the extent that such losses, liabilities, damages claims, demands, and expenses arise out of, or in connection with allegations that the manner in which Contractor provided the LEAP Data Elements (as that term is defined below) as part of the LEAP

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 Revision 6 (NE)
SOW:     √    No
_Yes

Service violates a law, rule or regulation, except when the manner in which Contractor provided the LEAP Data Elements was prescribed by Customer.
(e)    Inapplicability of Service Levels, GEP Elements and Benchmarking Process. Contractor and Customer expressly agree and acknowledge that Contractor’s provision of the LEAP Service hereunder shall not be subject to any separate Service Level Requirements under Article 8 of this Agreement and Exhibit G, to any Benchmarking Process under Article 7 of this Agreement, or to the Gateway Evaluation Process under Article 32 of this Agreement, and thus no separate Service Levels, GEP Elements or Benchmarking Process are hereby established with respect to the provision of the LEAP Services. Notwithstanding the foregoing, the effect and consequences on the Services from the provision of the LEAP Service shall be included in evaluating the obligations of Contractor with respect to the Service Levels under Article 8 and the GEP Elements under Article 32, including but not limited to all the remedies and recourses resulting from Contractor’s failure or noncompliance under this Agreement and the User Agreement.
(f)    Required Provisions of LEAP Service Agreement. Each LEAP Service Agreement shall be only between the Contractor and the Qualified Recipient and, in addition to containing provisions customary in commercial contracts of this nature, must contain provisions specifying the following:
(i)    User Data Elements Provided. As part of the LEAP Service, Contractor shall make available:
(A) the NPAC SPID of the service provider associated with a telephone number (TN) (i.e., the owner of the Subscription Version for the TN);
(B) the identity of that service provider and of the secondary providers identified in the AltSPID and Last AltSPID parameters of the Optional Data Field associated with that TN;
(C) the date on which the port(s) from one service provider or secondary provider (by NPAC SPID, Alt SPID, or Last AltSPID) to another service provider (by NPAC SPID, Alt SPID, or Last AltSPID) occurred with respect to that TN;

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 Revision 6 (NE)
SOW:     √    No
_Yes

(D) the AltSPID parameter under the Optional Data Field associated with that TN;
(E) the Last AltSPID parameter under the Optional Data Field associated with that TN; and
(F) the current contact name and number, if available, for each service provider or secondary provider as submitted in any manner to the NPAC by the service provider or secondary provider as its law enforcement and/or emergency contact, and no other User Data elements, for each of the 7 United States Service Areas.
The elements referred in (A), (B), (C), (D), (E), and (F) in the immediately preceding sentence shall be referred to as “LEAP Data Elements.”
(ii)    LEAP Provisioning. Contractor shall employ an LSMS to provision current and historical LEAP Data Elements into LEAP, where historical LEAP Data Elements means, when feasible for and to the extent available to Contractor, LEAP Data Elements as of January 1, 2004. For Qualified Recipients that qualified solely as PSAP Providers (i.e., not also as an LEA or an Authorized Supporting Organization), historical LEAP Data Elements shall be limited to LEAP Data Elements associated with the current plus the immediately-previous service provider. The LSMS employed by Contractor shall provision a system that is not associated with the NPAC/SMS, which system shall enable the processing of queries for LEAP Data Elements in accordance with this Section 15.8.
(iii)    Manner of Access. Qualified Recipients shall access the LEAP Service by virtual private network (machine to machine) or Internet (person to GUI). Qualified Recipients access to LEAP shall be accomplished by authenticated, secure and encrypted means. The LEAP Data Elements may be provided to Qualified Recipients by Contractor through any electronic interface selected by Contractor that otherwise complies with this Section 15.8. LEAP shall not provide Qualified Recipients, either directly or indirectly, access to the NPAC or any NPAC User Data other than the LEAP Data Elements in accordance with this section. A Qualified Recipient may query

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 Revision 6 (NE)
SOW:     √    No
_Yes

LEAP an unlimited number of times, but may not request LEAP Data Elements for more than 100 TNs per query.
(iv)    Exclusive Use. Contractor may authorize a Qualified Recipient to use LEAP Data Elements received as part of the LEAP Service only for lawful purposes within the statutory authority of the Qualified Recipient. Contractor will require that each Qualified Recipient warrant that it will not (A) disclose, sell, assign, lease or otherwise provide LEAP Data Elements to any other party, including to a local service management system or public database, except as may otherwise be required by applicable federal, state, or local law, rules, regulations, or orders, or (B) commercially exploit the LEAP Data Elements in any way. By way of clarification, and not limitation, the immediately preceding restrictions require that a Qualified Recipient will not share the LEAP Data Elements with other agencies or with other Qualified Recipients or share LEAP Data Elements with officers or employees of other agencies or Qualified Recipients. Notwithstanding the foregoing, a Qualified Recipient may share the LEAP Data Elements to its contractors and, with respect to a PSAP, a subtending or secondary PSAP Provider, for lawful purposes within the statutory authority of the Qualified Recipient.
(v)    Compliance with Laws. Contractor shall require that each Qualified Recipient warrant that it will comply with all applicable laws, orders and regulations applicable, including those applicable to the NPAC/SMS, including User Data.
(vi)    Acknowledgment of Non-liability of Customer and Users. Both Contractor and the Qualified Recipient shall agree and expressly acknowledge the rights of termination under this Agreement, including by reason of Section 15.8(l), the absolute exclusions from liability with respect to Customer and the exclusion from liability with respect to Users and End-Users for any amounts that would have otherwise been due and payable by such Qualified Recipient under the terms and conditions of the LEAP Service Agreements or as a result of the provision of the LEAP Service upon the termination of the provision the LEAP Service (the “Unpaid Charges”) without an explicit rule, regulation, order, opinion or decision of the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 Revision 6 (NE)
SOW:     √    No
_Yes

of this Agreement directing the responsibility and liability for payment of those Unpaid Charges by Users or End Users.
(vii)    Termination. Both Contractor and the Qualified Recipient shall agree and expressly acknowledge that upon any termination of any LEAP Service Agreement, the restrictions with respect to User Data and LEAP Data Elements shall survive such termination.
(viii)    Liability, Indemnification and Dispute Resolution. The LEAP Service Agreement shall contain liability, indemnification and dispute resolution terms and conditions customary in the industry for like services.
(ix)     Compensation. Subject to Section 15.8(i) of this Agreement, Contractor may charge compensation and the Qualified Recipient shall agree to pay such compensation for the provision of the LEAP Service.
(g)    Remain User Data. The LEAP Data Elements, being provided as part of the LEAP Service, being User Data, shall remain User Data and Confidential Information.
(h)    Qualification. Contractor shall not provide LEAP Service to any party unless such party first qualifies as a Qualified LEA, Qualified PSAP Provider or Qualified Authorized Supporting Organization pursuant to this Section 15.8(h), and such party enters into and executes the LEAP Service Agreement.
(i)    Application. Contractor may entertain only applications from (A) an agency, or officer thereof, of the United States or of a State or political subdivision thereof that is empowered by law to conduct investigations of or to make arrests for violations of federal, state or local laws (“Law Enforcement Agencies” or LEAs), (B) an entity, including an agency of the United States or of a State or political subdivision thereof, empowered by or contracted under law to operate or administer a PSAP facility to receive 9-1-1 calls, and as appropriate, dispatch emergency response services, or transfers or relays such 9-1-1 calls to another public safety operator (“PSAP Provider”), or (C) an entity authorized or mandated by statute of the United States, or a State or political subdivision thereof (“Express Statutory Mandate”) to operate as, or to maintain, a clearinghouse

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 Revision 6 (NE)
SOW:     √    No
_Yes

of information and data to be shared with LEAs or PSAP Providers, or both, in connection with law enforcement investigations or the administration of a PSAP (“Authorized Supporting Organization”).
Notwithstanding the foregoing, Contractor may entertain applications from LEAs through associations and centralized procurement organizations on behalf of the individual LEAs, PSAP Providers or Authorized Supporting Organizations, so long as such LEAs, PSAP Providers and Authorized Supporting Organizations individually meet the qualification requirements set forth in this Section 15.8(h) and such individual LEA PSAP Provider and Authorized Supporting Organization executes a LEAP Service Agreement in accordance with Section 15.8(b).

(ii)	Qualification

a.
Contractor shall require that an LEA applicant: (A) certify that it is a Law Enforcement Agency, and (B) provide requester’s name, title, organization, street address, phone number, and e-mail address, and, if applicable, badge number or other applicable ID..

b.	Contractor shall require that a PSAP Provider applicant provide requester’s name, title, organization, street address, phone number, and e-mail address.

c.
Contractor shall require that an Authorized Supporting Organization applicant: (A) certify that it is a Authorized Supporting Organization, and (B) provide requester’s name, title, organization, street address, phone number, and e-mail address.

Upon qualification of a Law Enforcement Agency as a Qualified LEA, a PSAP Provider as a Qualified PSAP Provider or an Authorized Supporting Organization as a Qualified Authorized Supporting Organization, Contractor may require additional information for the purposes of establishing access to the LEAP Service.

(iii)	Evaluation

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 Revision 6 (NE)
SOW:     √    No
_Yes

a.
LEAs - Based upon the application, Contractor shall determine, based upon a good-faith, reasonable interpretation of the information provided by an LEA applicant, whether the applicant qualifies as a Qualified LEA. Contractor shall verify an LEA applicant’s organization through the National Public Safety Information Source database, or such other similarly authoritative source (the “LEA Sources”). Contractor shall independently verify the LEA applicant’s name, title, and, if applicable, badge number or other applicable ID by contacting the identified organization’s contact information set forth in the LEA Sources. Other than the foregoing, Contractor shall have no duty to investigate the accuracy of any information provided by an applicant on such application.

b.
PSAP Providers - Based upon the application, Contractor shall determine, based upon a good-faith, reasonable interpretation of the information provided by a PSAP Provider applicant, whether the applicant qualifies as a Qualified PSAP Provider. Contractor shall verify a PSAP Provider applicant’s organization through the FCC Master PSAP Registry, or such other similarly authoritative source (e.g., National Emergency Number Association (NENA) North American 911 Resource Database (the “PSAP Sources”). Contractor shall independently verify the PSAP Provider applicant’s organizational name, state, county, and/or city by contacting the identified organization’s contact information set forth in the PSAP Sources. Other than the foregoing, Contractor shall have no duty to investigate the accuracy of any information provided by an applicant on such application.

c.
Authorized Supporting Organizations – Based upon the application, Contractor shall determine, based upon a good-faith, reasonable interpretation of the information provided by the Authorized Supporting Organization applicant, whether the applicant qualifies as a Qualified Authorized Supporting Organization. Contractor shall

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 Revision 6 (NE)
SOW:     √    No
_Yes

verify that an Authorized Supporting Organization is subject to an Express Statutory Mandate to operate as, or to maintain, a clearinghouse of information and data to be shared with LEAs or PSAP Providers, or both, in connection with law enforcement investigations or the administration of a PSAP. Contractor shall independently verify the Authorized Supporting Organization applicant’s organizational name, state, county, and/or city. Other than the foregoing, Contractor shall have no duty to investigate the accuracy of any information provided by an applicant on such application.
(iv) Confirmation Process. Once a calendar year, Contractor shall re-verify each Qualified Recipient’s organization in accordance with Section 15.8(h)(iii) above.
(v) Annual Reports. At no additional charge to Customer, Contractor shall provide to Customer an annual report listing all Qualified LEAs, Qualified PSAP Providers and Qualified Authorized Supporting Organization in effect during the previous twelve-month period, and separately list all Qualified LEAs, Qualified PSAP Providers and Qualified Authorized Supporting Organizations that were newly qualified during the same period.

(i)	Compensation
(i)Basis. Contractor shall not be entitled to compensation of any kind under this Section 15.8 from Customer, Subscribing Customers, Users or End-Users, and shall look solely to the respective Qualified Recipient for any and all compensation for the provision of the LEAP Service (referred to as the “LEAP Charges”). Customer and Contractor agree and acknowledge that the LEAP Service is not necessary for the provision of number portability. Contractor agrees to compute and to allocate the LEAP Charges in a fair and non-discriminatory manner consistent with the rules, regulations, orders, opinions and decisions of the Federal Communications Commission and other regulatory body having jurisdiction or delegated authority with respect to the NPAC/SMS or this Agreement.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 Revision 6 (NE)
SOW:     √    No
_Yes

(ii)Cost Plus the Fee. Subject to Section 15.8(i)(i) above and Section 15.8(i)(iv) below, the aggregate amount of LEAP Charges received by Contractor under this Section 15.8(i) since the inception of the LEAP Service and during the Initial Term shall equal not more than the Cost plus the Fee, as more particularly described herein below.
(A) Cost. “Cost” means those costs [* * *] or [* * *] and [* * *] or [* * *].
“Direct Costs” costs are those direct costs [* * *] or [* * *] and [* * *] and [* * *].
“General and Administrative Overhead Costs” are those general and administrative costs [* * *] percent [* * *]%[* * *].
(B)    Fee. “Fee” is the amount that [* * *] percent [* * *]%[* * *].
(iii)Allocation. In establishing the LEAP Charges payable by Qualified Recipients, Contractor shall allocate the Cost plus Fee among Qualified Recipients in any manner that is fair and reasonable, which for the purposes of this Section 15.8(i) shall mean usage based, equitably, customary for similar services, commercially reasonable, and which does not discriminate against similarly situated Qualified Recipients. Notwithstanding the foregoing, Contractor and Customer expressly agree and acknowledge that the manner of allocating the Cost plus Fee shall be solely the responsibility of the Contractor, and that Customer assumes no responsibility or control with respect to such manner nor does Customer in any way endorse the manner selected by Contractor; subject, however, to the right of the Customer to seek guidance or direction from the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Agreement. Further, Contractor agrees that no amounts of any LEAP Charges which, for whatever reason are not recovered by Contractor or allocated and paid for by Qualified Recipient, including by way of inclusion in any cost or overhead computations related to Services under the Master Agreement, any Statements of Work or otherwise,

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 Revision 6 (NE)
SOW:     √    No
_Yes

shall be charged or allocated to or assessed and paid by Customer, any Subscribing Customer, any User or any End-User.
(iv)Cost Review. Within ninety (90) days after the end of each calendar year, Contractor will cause its regular independent auditor (“Contractor’s Auditor”) to commence a review of the accuracy and validity of the Costs and related calculations under Section 15.8(ii) (the “LEAP Cost Review”). Within sixty (60) days after commencing the LEAP Cost Review, Contractor’s Auditor shall issue a sufficiently detailed report (“LEAP Cost Report”) to the Contractor validating the Costs incurred and identifying the Fee received by Contractor. Contractor shall make available to Contractor’s Auditor such documentation necessary to conduct the LEAP Cost Review and issue the LEAP Cost Report, including the following: general ledger reports of LEAP Service activity, accounts payable vouchers, invoices, and documents supporting purchases in support of the LEAP Service activity, and other financial records used to support general ledger activity related to the LEAP Service and any other records reasonably requested by Contractor’s Auditor (collectively, the “LEAP Review Documents”).
Contractor shall present Customer with the LEAP Cost Report within thirty (30) days after Contractor’s receipt of the LEAP Cost Report. Upon Customer’s receipt of the LEAP Cost Report, Customer shall have forty-five (45) days to review the LEAP Cost Report and, at Subscribing Customer’s sole cost and expense, do either of the following (i) meet with Contractor’s Auditor to review and explain the LEAP Cost Report, or (ii) inform Contractor in writing that Customer shall employ a separate auditor (“Customer’s Auditor”) to conduct a separate review of the accuracy and validity of the Costs incurred under this Section 15.8. Customer’s Auditor will be given reasonable access to the LEAP Review Documents. Customer’s Auditor shall complete such separate review within ninety (90) days of receipt of the LEAP Cost Report. Before access is given to Customer’s Auditor, Customer’s Auditor will have to execute a non-disclosure agreement with Contractor to prevent the disclosure of Contractor proprietary or confidential information or other information not relevant to verifying the accuracy and validity of the Costs incurred by the Contractor under this Section 15.8.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 Revision 6 (NE)
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_Yes

If it is determined by Contractor’s Auditor or Customer’s Auditor that the compensation Contractor has received since the inception of the LEAP Service under this Section 15.8 exceeds Cost plus the Fee, Contractor shall propose to Contractor’s Auditor and Customer’s Auditor, if any, its plan, which may include, but is not limited to, at Contractor’s discretion, changes to future LEAP Charges under Section 15.8(i)(i) and and/or the allocations under Section 15.8(i)(iii) for future LEAP Services, such that its continuing aggregate compensation does not exceed Cost plus the Fee in accordance with Section 15.8(i)(ii). Contractor’s Auditor and Customer’s Auditor, if any, shall review for reasonableness and adequacy Contractor’s proposal (e.g., that such plan’s underlying assumptions provide a reasonable basis for Contractor’s forecast of revenue and expenditures) and supplement, as necessary, the LEAP Cost Report. In no event shall Contractor be deemed in violation of Section 15.8(i)(ii) merely because the amount of LEAP Charges received by Customer under this Section 15.8(i) since the inception of the LEAP Service and during the Initial Term exceeds Cost plus the Fee; provided, however, that Contractor’s Auditor and Customer’s Auditor, if any, concludes that Contractor’s proposal under this paragraph for limiting its aggregate compensation such that it does not exceed the limit set forth in Section 15.8(i)(ii) is reasonable and adequate.
If Customer’s Auditor determines that the amount of LEAP Charges received by Customer under this Section 15.8(i) since the inception of the LEAP Service and during the Initial Term exceeds Cost plus the Fee by more than [* * *] percent [* * *]%[* * *], Contractor shall reimburse Customer for the reasonable costs of such review by the Customer’s Auditor; provided however that such reimbursement for Customer collectively shall not exceed [* * *] US Dollars [* * *] US $[* * *].
(j)    Audit of Section 15.8 Performance. Subject to Section 15.8(e), and without duplicating the LEAP Cost Review under Section 15.8(i)(iv), Contractor shall annually engage a third party, reasonably acceptable to both Contractor and Customer, separately to audit (referred to as the “LEAP Service Audit”) Contractor’s compliance with the requirements to (1) qualify, evaluate, confirm, and report on LEAs, PSAP Providers and Authorized Supporting Organizations as Qualified Recipients under

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 Revision 6 (NE)
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_Yes

Paragraphs (ii), (iii), (iv), and (v) under Section 15.8(h), (2) include in each Qualified Recipient’s LEAP Service Agreement restrictions on the use of data under Section 15.8(f)(iv), (3) ensure there is no interaction between LEAP and the production NPAC under Section 15.8(f)(ii), and (4) charge each Qualified Recipient consistent with its LEAP Service Agreement under 15.8(f)(ix).
The costs and expenses of the LEAP Service Audit shall be charged and accounted for separately from the costs and expenses of the GEP Audit and shall be properly included in Direct Costs under Section 15.8(i). A report from the LEAP Service Auditor regarding the results of the LEAP Service Audit (“LEAP Service Audit Report”) shall be provided to the Customer and the Contractor for informational purposes only in the same manner that the GEP Audit Report is provided under Section 34.4(e), and such LEAP Service Audit Report shall be so provided within thirty (30) days after its completion, subject to any review and consideration of a draft of the LEAP Service Audit Report. If the LEAP Service Auditor is unable alone to determine the methodology and procedures for the LEAP Service Audit, such Auditor shall determine the methodology and procedures in consultation with the Customer and the Contractor, and the LEAP Service Auditor shall include in such LEAP Service Audit Report both findings and recommendations to correct identified deficiencies or failures to comply with the provisions of this Section 15.8. Notwithstanding the foregoing, the Customer and the Contractor agree and acknowledge that neither the LEAP Service Audit nor this Section 15.8 is intended to result in the imposition of any damages, Performance Credits, TN Porting Price Reductions, subject to Section 15.8(e) above regarding the effect and consequences on the Services from the provision of the LEAP Service and the causes for termination of the provision of the LEAP Service and all LEAP Service Agreements set forth in Section 15.8(l) below.
(k)    Neutrality Reviews. In addition to the LEAP Service Audit, and further subject to Section 15.8(e), the LEAP Service shall be included in the Neutrality Review provided for in the Assignment Agreement (Contractor Services Agreement), dated November 30, 1999, by and among Contractor, Lockheed Martin IMS and the Customer (the “Assignment Agreement”). If it is determined under and as part of a Neutrality Review that Contractor’s provision of the LEAP Service in any way resulted in the violation of a neutrality requirement set forth in the Master Agreement, the User Agreement, the Assignment Agreement, or any applicable rule, regulation,

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 Revision 6 (NE)
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_Yes

order, opinion or decision of the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Amendment or the Master Agreement, Contractor shall attempt to correct such violation within thirty (30) days following the date of the issuance of the Neutrality Review; provided, however, that where such failure cannot reasonably be cured within such thirty (30) day period, so long as Contractor is diligently pursuing such cure, and regulatory authorities having jurisdiction over such matters (after having reviewed the details of the event(s) causing Contractor’s failure) have not specifically required Customer to terminate the LEAP Service and terminate all LEAP Service Agreements, the time for curing such failure shall be extended for such period as may be necessary for Contractor to complete such cure. Notwithstanding the foregoing, the Customer may, at its election but without duty or obligation, and without risk of costs or damages recoverable from Contractor for Customer’s election, seek the guidance and direction of such regulatory authorities if such failure has not been cured within ninety (90) days following the date of the issuance of the Neutrality Review and the LEAP Service and all LEAP Service Agreements have not been terminated. The costs and expenses of including the LEAP Service in the Neutrality Review shall be charged and accounted for separately from the costs and expenses of the Neutrality Review and shall be properly included in Direct Costs under Section 15.8(i).
(l)    Additional Causes for Termination. In addition to the causes for termination of this Agreement and the User Agreement set forth in this Agreement and the User Agreement, the provision of the LEAP Service and all LEAP Service Agreements shall immediately be terminated upon the direction of the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Agreement or upon a finding or determination of the Federal Communications Commission or any other regulatory body that the continued provision of the LEAP Service is contrary to or inconsistent with the duties or roles of the Contractor or the Customer in any way. Contractor shall be responsible for any fines and penalties arising from any noncompliance by Contractor, its subcontractors or agents with any such determinations, findings or rulings or with Contractor’s refusal to terminate the provision of the LEAP Service and all LEAP Service Agreements.

7.	IMPACTS ON MASTER AGREEMENT

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 Revision 6 (NE)
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_Yes

The following portions of the Master Agreement are impacted by this Amendment:
√     Master Agreement
None    Exhibit B - Functional Requirements Specification
None    Exhibit C - Interoperable Interface Specification
None    Exhibit E - Pricing Schedules
None    Exhibit F - Project Plan and Test Schedule
None    Exhibit G - Service Level Requirements
None    Exhibit H - Reporting and Monitoring Requirements
None    Exhibit J - User Agreement Form
None    Exhibit K - External Design
None    Exhibit L - Infrastructure/Hardware
None    Exhibit M - Software Escrow Agreement
None    Exhibit N - System Performance Plan for NPAC/SMS Services
None    Exhibit O - Intermodal Ported TN Identification Service Agreement
√     Exhibit P - LEAP Service Agreement
None    Disaster Recovery
None    Back Up Plans
None    Gateway Evaluation Process (Article 32 of Master Agreement)

8.	MISCELLANEOUS
(a)    Neither Customer nor Subscribing Customer shall in any way be liable to any Qualified Recipient or to Contractor or any User under the LEAP Service Agreements or as a result of the provision the LEAP Service.
(b)    Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the Amendment Effective Date hereof, any reference in the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the Amendment Effective Date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit, as modified and amended by this Amendment. From and after the Amendment Effective Date, Amendment shall be a part of the Master Agreement, including its Exhibits, and, as such, shall be subject to the terms and conditions therein. Each of the respective Master Agreements with respect to separate Service Areas remains an independent agreement regarding the rights and obligations of each of the Parties thereto with respect to such Service Area, and neither this Amendment nor any other instrument shall join or merge any Master Agreement with any other, except by the express written agreement of the Parties thereto.

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 Revision 6 (NE)
SOW:     √    No
_Yes

(c)    If any provision of this Amendment is held invalid or unenforceable, then the remaining provision of this Amendment shall become null and void and be of no further force or effect. If by rule, regulation, order, opinion or decision of the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Amendment or the Master Agreement, this Amendment is required to be rescinded or declared ineffective or void in whole or in part, whether temporarily, permanently or ab initio (an “Ineffectiveness Determination”), immediately upon such Ineffectiveness Determination and without any requirement on any party to appeal, protest or otherwise seek clarification of such Ineffectiveness Determination, this Amendment shall be rescinded and of no further force or effect retroactively to the Amendment Effective Date. Consequently, the Master Agreement in effect immediately prior to the Amendment Effective Date shall continue in full force and effect in accordance with its terms, unchanged or modified in any way by this Amendment. In the event of an Ineffectiveness Determination, any amounts that would have otherwise been due and payable under the terms and conditions of the LEAP Service Agreements or as a result of the provision the LEAP Service (the “Unpaid Charges”) will in no event be charged or allocated to Users or End Users, including by way of inclusion in any cost or overhead computations related to Services under the Master Agreements, any Statements of Work or otherwise, without an explicit rule, regulation, order, opinion or decision of the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Amendment or the Master Agreement directing the responsibility and liability for payment of those Unpaid Charges by Users or End Users.
(d)    This Amendment may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.
(e)    If at any time hereafter a Customer, other than a Customer that is a party hereto desires to become a party hereto, such Customer may become a party hereto by executing a joinder agreeing to be bound by the terms and conditions of this Amendment, as modified from time to time.
(f)    This Amendment is the joint work product of representatives of Customer and Contractor; accordingly, in the event of ambiguities, no inferences will be drawn against either party, including the party that drafted the Agreement in its final form.
(g)    This Amendment sets forth the entire understanding between the Parties with regard to the subject matter hereof and supercedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto. The modifications, amendments and price concessions made herein were negotiated together and

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 Revision 6 (NE)
SOW:     √    No
_Yes

collectively, and each is made in consideration of all of the other terms herein. All such modifications, amendments and price concessions are interrelated and are dependent on each other. No separate, additional or different consideration is contemplated with respect to the modifications, amendments and price concessions herein.
(h)    This Amendment, the use of the Cost Plus Fee method for determining compensation payable by Qualified Recipient and the composition and details of the Cost Plus Fee method set forth in this Amendment are intended by Contractor and Customer to be separate and distinct from and unrelated to any agreement with respect to Statements of Work under the Master Agreement and the method of determining the cost of such Statements of Work, and shall not be considered to alter, modify, change or amend any such agreements with respect to Statements of Work or to supersede any such agreements with respect to such Statements of Work.
[THIS SPACE INTENTIONALLY LEFT BLANK]

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 Revision 6 (NE)
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_Yes

IN WITNESS WHEREOF, the undersigned have executed this Amendment:

CONTRACTOR: NeuStar, Inc.

By:__________________________________
Its:__________________________________
Date:_________________________________

CUSTOMER: North American Portability Management, LLC as successor in interest to and on behalf of Northeast Carrier Acquisition Company, LLC

By:__________________________________
Its:__________________________________
Date:_________________________________

By:__________________________________
Its:__________________________________
Date:_________________________________

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 Revision 6 (NE)
SOW:     √    No
_Yes

ATTACHMENT 1
TO
AMENDMENT NO. 53
Exhibit P to Master Agreement - LEAP Service Agreement